LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

Listed below are preliminary estimates of year-end per share distributions from ordinary income and capital gains for the Portfolios of Lazard Retirement Series, Inc. The Portfolios will pay dividends and capital gains, if any, on December 23, 2008. The declaration and record date will be December 19, 2008 and the ex-dividend date will be December 22, 2008.

Portfolio	Estimated Ordinary Income Dividend Per Share	Estimated Short-Term Capital Gain Distribution Per Share	Estimated Long-Term Capital Gain Distribution Per Share

Lazard Retirement U.S. Strategic Equity Portfolio
Service Shares	$0.08	—	—

Lazard Retirement U.S. Small Cap Equity Portfolio
Service Shares	—	—	—

Lazard Retirement International Equity Portfolio
Service Shares	$0.21	—	—

Lazard Retirement Emerging Markets Equity Portfolio
Service Shares	$0.51	$0.34	$0.47
Investor Shares	$0.57	$0.34	$0.47

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding.

November 19, 2008